Power of Attorney

Know all men by these presents, that the undersigned hereby constitutes and appoints, Melissa
Fruge, his true and lawful attorney-in-fact to:

1)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the Application for Edgar Access and timely file such form with the United
States Securities and Exchange Commission and any other authority: and

2)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to the terms and conditions as such attorney-in-fact may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, other substitute or substitutes, shall lawfully do or cause to be done by virtue of the this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such a capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned's Application for Edgar Access is accepted unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS THEREOF, the undersigned has caused this Power of Attorney to be executed this

1st

 day of March, 2013.

Philip S. Siegel